Superseder & Settlement Agreement

     This Superseder & Settlement Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"); and, David K. Cantley, a Florida resident who currently serves as an officer of AmeriNet or as a member of AmeriNet's board of directors (Mr. Cantley;" AmeriNet and Mr. Cantley being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS,  AmeriNet is entering into a reorganization  agreement pursuant to
Section 368(a)(1)(B) of the Code with Park City Group, Inc., a Delaware corporation headquartered in Park City Utah ("PCG") pursuant to which, AmeriNet must, at the time of closing, secure the resignation of all of its officers and directors, other than Mr. Edward C. Dmytryk, who will remain on AmeriNet's board of directors as a designee of the Yankee Companies, Inc., a Florida corporation ("Yankees"), and discharge all liabilities and obligations to them, as a result of which, AmeriNet must enter into agreements with all existing officers and directors to terminate all agreements and secure their resignations, as of the closing on the PCG acquisition, subject to the condition precedent that it is in fact acquired and

     WHEREAS, subject to the terms and conditions set forth below, Mr. Cantley is agreeable to making the concessions required in order for AmeriNet to meet the conditions and obligations of its proposed agreement with PCG:

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, will have the following meanings:

(A)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

     Accredited investor. "Accredited investor" will mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions,or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

          (8) Any entity in which all of the equity owners are accredited investors.

(B)      (1)   Closing:

               The effectuation of the transactions called for by this Agreement, including exchange of securities, execution of instruments, stock certificates, stock powers, releases and other documents.

         (2)   Closing Date: The date on which the Closing takes place.

         (3) PCG Closing: The Closing on AmeriNet's reorganization agreement with PCG, which shall take place concurrently with and as a condition to the Closing.

(C)  Code:

     The Internal Revenue Code of 1986, as amended.

(D)  Commission:

     The United States Securities and Exchange Commission.

(E)  EDGAR:

     The Commission's electronic data gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.

(F)      (1)   Exchange Act: The Securities Exchange Act of 1934, as amended.

         (2)   Exchange Act Reports:

               The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(G)  Florida Act:

     The Florida Securities and Investor Protection Act.

(H)  Florida Rule:

          Florida  Rule  3E-500.005,   which  provides  as  follows:  Disclosure
     requirements of Section 517.061(11)(a)3., Florida Statutes.

         (1) Transactions by an issuer which do not satisfy all of the conditions of this rule will not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

         (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

         (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

         (4) The provisions of this rule will apply only to transactions which are consummated with persons in the State of Florida.

         (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information will be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with:

               (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information will be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

                    1.  All material books and records of the issuer; and

                    2. All material contracts and documents relating to the proposed transaction; and

                    3. An opportunity to question the appropriate executive officers or partners.
                                    .

         (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule will be deemed satisfied by providing the following:

               (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S-1 [CCH Federal Securities Law Reporter P. 7121 ] under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

                (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(I)      Reorganization:

          The corporate events effected in reliance on Section 368(a)(1)(B) of the Code which are to take place on or about April 17, 2001, between AmeriNet and PCG as a result of which PCG will become a wholly owned subsidiary of AmeriNet and the former PCG securities holders will become the controlling stockholders of AmeriNet.

(J)      Reorganization Agreement:

          The agreement between AmeriNet and all of the stockholders of PCG pursuant to which the Reorganization is to be effected.

(K)      Rule 144(d)(3)(ii)

          [Persons Deemed Not to Be Engaged in a Distribution  and Therefore Not
     Underwriters]  .... (ii) Conversions.  If the securities sold were acquired from the issuer for a consideration consisting solely of other securities of the same issuer surrendered for conversion, the securities so acquired shall be deemed to have been acquired at the same time as the securities surrendered for conversion ....

(L) S-8 Shares The shares to be issued registered by AmeriNet with the Commission on Form S-8 and issued to Mr. Cantley in satisfaction of all compensation due him under all agreements to provide services to AmeriNet, including reimbursement for all expenses associated therewith.

(M)      Section 3(a)(9)
        (1) Sec. 3(a) of the Securities Act, which provides as follows in subsection (9): Except as hereinafter expressly provided the provisions of this title shall not apply to any of the following classes of securities:  .... [Securities  Exchanged with Security
               Holders] Sec. 3(a)(9) Except with respect to a security exchanged in a case under title 11 of the United States Code, any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange;

         (2)   Commission Regulations ss.230.149,  [Definition of "Exchanged" in
               Section 3(a)(9), for Certain Transactions]: The term "exchanged" in section 3(a)(9) shall be deemed to include the issuance of a security in consideration of the surrender by the existing security holders of the issuer, of outstanding securities of the issuer, notwithstanding the fact that the surrender of the outstanding securities may be required by the terms of the plan of exchange to be accompanied by such payment in cash by the security holder as may be necessary to effect an equitable adjustment, in respect of dividends or interest paid or payable on the securities involved in the exchange, as between such security holder and other security holders of the same class accepting the offer of exchange.

         (3) Commission Regulations ss.230.150, [Definition of "Commission or Other Remuneration" in Section 3(a)(9), for Certain Transactions] The term "commission or other remuneration" in Section 3(a)(9) shall not include payments made by the issuer, directly or indirectly, to its security holders in connection with an exchange of securities for outstanding securities, when such payments are part of the terms of the offer of exchange.

(N)      Securities Act:

         The Securities Act of 1933, as amended.

(O)      Service:

         The United States Internal Revenue Service.

(P)      Reserved.

(Q) All undefined financial terms will have the meanings ascribed to them by generally accepted accounting practices, consistently applied on the accrual basis of accounting, as modified by rules of the Commission including Regulations SB and SK.

(R) Additional terms characterized by initial capital letters are defined in this Agreement immediately following their first use.

                                   Article II
                              Operative Provisions

     Subject to the conditions precedent that: all actions required to be taken in order to comply with the securities and other laws of each state having jurisdiction over the transactions called for under this Agreement; and, that the Reorganization becomes fully effective on or before May 31, 2001, the Parties hereby agree as follows:

(A) Mr. Cantley hereby agrees to take all of the following actions, at or before the Closing:

        (1)      Resign as an officer of AmeriNet;

        (2)      Resign as a member of AmeriNet's board of directors;

        (3) Resign from any other capacities in which services or goods are provided to AmeriNet.

(B) AmeriNet hereby agrees to take all of the following actions, at or before the Closing:

        (1)      Accept the resignation of Mr. Cantley;

        (2) Prepare and file a registration statement on Commission Form S-8 registering the S-8 Shares;

         (3)      Distributing the S-8 Shares to Mr. Cantley.

(C) The Parties hereby agree to terminate all employment, service and other agreements between them, effective as of the Closing, provided that Mr. Cantley will be entitled to receipt of all accrued but unpaid compensation under such agreements, as of the Closing, in the form of 10,216 S-8 shares of AmeriNet's common stock, such shares to be registered with the Commission as required under the Securities Act and the Exchange Act, using Form S-8; provided, however, that such shares may not be sold during the 365 day period following the closing at a rate of more than $5,000 per month in aggregate sales proceeds.

(D) As a condition to Mr. Cantley's receipt of the S-8 Shares, Mr. Cantley hereby represents and warrants that Mr. Cantley:

        (1) Is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with his, her or its advisors or representatives, if any, such knowledge and experience in financial matters that he she or it is capable of evaluating the relative risks and merits of the transactions contemplated hereby, the text of Rule 501(a) being set forth, in full, above;

        (2) Acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for him, her or it in particular;

        (3)   (a)   Understands  that the offer and  transfer or issuance of the securities involved is being made in reliance on the Party's representation  that  he,  she  or it  has  reviewed  all of
                    AmeriNet's reports filed with the Commission during the past
                    12 months and posted on the  Commission's  Internet web site
                    (www.sec.gov)  under the EDGAR  Archives  sub site,  and has become  familiar  with the  information  disclosed  therein,
                    including   that  contained  in  exhibits  filed  with  such
                    reports;

              (b) Is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by him, her or it have been made available to him, her or it;

        (4) Has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet, the contemplated affairs of PCG, WRI, Vista Vacations, PriMed Technologies, Trilogy International, Lorilei and AmeriNet Communications and related matters;

         (5) Has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports called for by the Florida Rule;

         (6) Has represented that he, she or it has the general ability to bear the risks of the subject transaction and that he, she or it is a suitable investor for a private offering and hereby affirms the correctness of such information;

        (7)    Is aware that:

               The securities involved are a speculative investment with no assurance that AmeriNet, PCG, WRI, Vista Vacations, PriMed Technologies, Trilogy International, Lorilei and AmeriNet Communications will be successful, or if successful, that such success will result in payments to such Party or to realization of capital gains by such Party on disposition of the securities involved.

         (8) Has obtained his, her or its own opinion from his, her or its own legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by any Party in conjunction with this Agreement and the issuance of the securities involved in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of his, her or its state of domicile.

                                   Article III
                      Superseder, Mutual Releases & Closing

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet, Mr. Cantley and their affiliates, all of which will be henceforth be deemed null and void except that, in conjunction with the exchange of any type of AmeriNet security for any other type of AmeriNet security required by the terms of this Agreement, each such exchange shall be deemed a separate transaction pursuant to the exemptive provisions of Section 3(a)(10) of the Securities Act and Commission Rule 144(d)(3)(ii).

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, AmeriNet and Mr. Cantley hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

(C) The transactions contemplated by this Agreement will be effected concurrently with the Closing on the Reorganization but in any event, prior to May 31, 2001, and, to the extent possible, the Closing will be effected through exchange of documents and instruments in escrow, by next day delivery service, such documents and instruments to be released from escrow concurrently with confirmation by legal counsel to Mr. Cantley that all transactions contemplated by this Agreement have been completed; provided, however, that the Reorganization shall constitute a condition to the obligations of the Parties and in the event that the Reorganization Agreement is terminated without Closing, then this Agreement shall be deemed null and void due to failure of conditions precedent.

                                   Article IV
                               General Provisions

4.1      Interpretation.

(A) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F)  The Parties  agree that they have been  represented  by counsel  during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2      Notice.

(A) All notices, demands or other communications given hereunder will be in writing and will be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

        (1)     To AmeriNet:

                            AmeriNet Group.com, Inc.;
                           Crystal Corporate Center;
                     2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431;
                    Attention: Edward C. Dmytryk, President;
                  Telephone (561)998-3435, Fax (561) 998-3425;
                       and, e-mail Ed@amerinetgroup.com;


         (2)      To Mr. Cantley:
                               David K. Cantley;
                         4197 Southeast Bayview Street,
                             Stuart, Florida 34497;
              Telephone: (561) 221-8793; and e-mail dkc1444@aol.com

or such other address or to such other person as any Party will designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

(C)     (1)    The Parties  acknowledge  that the Yankees  serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

        (2)    Yankees  has  advised   AmeriNet   and  Mr.   Cantley  to  retain
               independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on its own behalf.

        (3) The decision by any AmeriNet or Mr. Cantley not to use the services of legal counsel in conjunction with this transaction will be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees's general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

4.3      Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and will be of no force or effect.

4.4       Survival.

          The several representations, warranties and covenants of the Parties contained herein will survive the execution hereof and the Reorganization and will be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5       Severability.

          If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance will be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such
          provision  as  is  held  invalid  or   unenforceable   to  persons  or
          circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby.

4.6       Governing Law.

          This Agreement will be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law).

4.7       Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party will be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8      Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

        (1)(a) First, the issue will be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by Mr. Cantley and two by AmeriNet.

           (b) The mediation efforts will be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

        (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, in the same manner as set forth for mediation.

        (3)(a) Expenses of mediation will be borne equally by the Parties, if successful.

           (b) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered.

           (c) If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration will be borne equally by the Parties involved.

(C) (1) It is agreed that this Agreement will be construed pursuant to the laws of the State of Florida and, in the event it is necessary for any party to seek to enforce this Agreement, jurisdiction will be in the appropriate court or tribunal in Broward County, Florida and United States Courts for the Southern District of Florida and that, in the event it is necessary to enforce this Agreement, the prevailing Party will be entitled to recover all reasonable costs, expenses, and attorney's fees, and will be construed as costs for purposes of this Agreement.

         (2) The Parties specifically agree and waive any right to a jury trial in the event that it is necessary for a party to institute legal proceedings herein.

4.9       Benefit of Agreement.

          The terms and provisions of this Agreement will be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10      Further Assurances.

          The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11      Counterparts.

(A)      This Agreement may be executed in any number of counterparts.

(B) All executed counterparts will constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission will be deemed legally sufficient to bind the signatory; however, the Parties will, for aesthetic purposes, prepare a fully executed original version of this Agreement which will be the document filed with the Commission.

4.12     License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by its general counsel.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         In Witness Whereof, AmeriNet and Mr. Cantley have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
         In Our Presence:
                                                    AmeriNet Group.com, Inc.
/s/ Sally Ann Stroberg                             (A Delaware corporation)

/s/ Jennifer Mitchem                      By:      /s/ Edward C. Dmytryk
                                                   Edward C. Dmytryk, President
         (Corporation)
                                          Attest:  /s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary
Dated:   May 21, 2001

State of Florida           }
County of Palm Beach       } ss.:

         On this 21st day of May, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared Edward C. Dmytryk and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned. In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 7th day of June, 2004.

         {Seal}
                                              /s/ Sally Ann Stroberg
                                                  Notary Public

/s/ Nancy Molinari                                David K. Cantley

/s/ Charles Scimeca
                                              /s/ David K. Cantley
Dated:   May 17, 2001

State of Florida           }
County of Palm Beach       } ss.:

         On this 17th day of May, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared David K. Cantley, to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be his free act and deed, for the uses and purposes therein mentioned. In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires the 3rd day of Januray, 2003.

         (Seal)
                                              /s/ Deborah A. Harris
                                                  Notary Public